Summary Prospectus July 1, 2021
 JPMorgan BetaBuilders 1–5 Year U.S. Aggregate Bond ETF
Ticker: BBSA
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-844-457-6383 or by sending an e-mail request to jpm.xf@jpmorgan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2021, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.05
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	5	16	28	64
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar denominated investment grade taxable bonds with remaining effective maturities between one and five years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. Bloomberg Index Services Limited is the index provider for the Underlying Index (the “Index Provider”). The Underlying Index is a subset of the Bloomberg Barclays U.S. Aggregate Index and primarily includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade U.S. corporate bonds, mortgage-backed pass-through securities (MBS), commercial mortgage-backed securities, and asset-backed securities. The Underlying Index’s exposure to mortgages is limited to mortgages with maturities of up to 15 years. The dollar-weighted average maturity of the Underlying Index as of May 31, 2021 was 3.50 years.
 Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the

Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date. The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by JPMIM or its affiliates.
The Fund will not invest in asset classes that are not present in the Underlying Index. The Fund will not invest in debt securities that are rated below investment grade (i.e., high yield and junk bonds). The Fund may invest in privately placed, restricted and unregistered securities.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund may also invest in shares of affiliated money market funds.
The Fund’s Main Investment Risks
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, because the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. Because the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Concentration Risk. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to a particular industry or group of industries.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
Geographic Focus Risk. The Fund focuses its investments in the United States. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rate, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS

Best Quarter	1st quarter, 2020	2.09%
Worst Quarter	4th quarter, 2020	0.38%

The Fund’s year-to-date total return	through	3/31/21	was	-0.61%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2020)
	Past	Life of Fund since
	1 Year	03/12/2019
SHARES
Return Before Taxes	4.64%	4.75%
Return After Taxes on Distributions	3.73	3.77
Return After Taxes on Distributions and Sale of Fund Shares	2.78	3.23
BLOOMBERG BARCLAYS SHORT-TERM U.S. AGGREGATE BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	4.69	4.83
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eric Isenberg	2019	Executive Director
Naveen Kumar	2019	Executive Director
Behnood Noei	2019	Vice President
Jonathan Msika	2020	Vice President
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the

Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-
advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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